EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 23, 1995, with respect to the financial statements of Whitestone Industries, Inc., included in its Annual Report on Form 10-KSB for the year ended December 31, 1994.

                                   /s/ FELDMAN RADIN & CO., P.C.
                                  ---------------------------------
                                       FELDMAN RADIN & CO., P.C.
                                       Certified Public Accountants

New York, New York
February 1, 1996